UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 7, 2007 (March 1, 2007)
MYLAN LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation)	1-9114 (Commission File Number)	25-1211621 (I.R.S. Employer Identification No.)

1500 Corporate Drive Canonsburg, PA 15317 (Address of principal executive offices)

(724) 514-1800 (Company’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1: PURCHASE AGREEMENT
EX-1.2: PURCHASE AGREEMENT
EX-4.1: INDENTURE
EX-4.2: CONFIRMATION OF OTC CONVERTIBLE NOTE HEDGE TRANSACTION
EX-4.3: CONFIRMATION OF OTC CONVERTIBLE NOTE HEDGE TRANSACTION
EX-4.4: CONFIRMATION OF OTC WARRANT TRANSACTION
EX-4.5: CONFIRMATION OF OTC WARRANT TRANSACTION
EX-4.6: CONFIRMATION OF ADDITIONAL OTC ISSUER WARRANT TRANSACTION
EX-4.7: CONFIRMATION OF ADDITIONAL OTC ISSUER WARRANT TRANSACTION

Item 1.01 Entry into a Material Definitive Agreement.
     Purchase Agreements
     On March 1, 2007, Mylan Laboratories Inc., a Pennsylvania corporation (the “Company”), entered into a Purchase Agreement (the “Convertible Notes Purchase Agreement”) with Merrill Lynch & Co. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein, relating to the sale by the Company of up to $600 million aggregate principal amount of the Company’s 1.25% Senior Convertible Notes due 2012 (the “Notes”). A copy of the Convertible Notes Purchase Agreement is attached hereto as Exhibit 1.1.
     On March 1, 2007, the Company entered into a Purchase Agreement (the “Common Stock Purchase Agreement”) with Merrill Lynch & Co. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein, relating to the sale of 26,162,500 shares of common stock. A copy of the Common Stock Purchase Agreement is attached hereto as Exhibit 1.2.
     Both the Notes and the common stock were sold pursuant to an effective registration statement on Form S-3 (No. 333-140778) under the Securities Act of 1933, as amended.
     Indenture
     The Notes are governed by the terms of an indenture dated as of March 7, 2007 (the “Indenture”), among the Company, the guarantors named therein and The Bank of New York, as trustee. A copy of the Indenture is attached hereto as Exhibit 4.1. The Indenture includes a form of Note.
     The Notes bear interest at a rate of 1.25% per year, accruing from March 7, 2007. Interest is payable semiannually in arrears on March 15 and September 15 of each year, beginning September 15, 2007. The Notes will mature on March 15, 2012, subject to earlier repurchase or conversion. The Notes have an initial conversion rate of 44.5931 shares of common stock per $1,000 principal amount (equivalent to an initial conversion price of approximately $22.43 per share), subject to adjustment.
     Convertible Note Hedge and Warrant Confirmations
     On March 1, 2007, concurrently with the sale of the notes, Mylan entered into a convertible note hedge transaction, comprised of a purchased call option (the “Confirmation of OTC Convertible Note Hedge Transaction”), and two warrant transactions (the “Confirmation of OTC Warrant Transaction” and the “Confirmation of Additional OTC Warrant Transaction”) with each of Merrill Lynch International, an affiliate of Merrill Lynch, and JPMorgan Chase Bank, National Association, London Branch, an affiliate of JPMorgan, each of which we refer to as a counterparty. The net cost to us of the transactions will be approximately $80.6 million.

     The purchased call options will cover approximately 26,755,853 shares of our common stock, subject to anti-dilution adjustments substantially similar to the anti-dilution adjustments for the notes, which under most circumstances represents the maximum number of shares that underlie the notes. Concurrently with entering into the purchased call options, we entered into warrant transactions with the counterparties. Pursuant to the warrant transactions, we will sell to the counterparties warrants to purchase in the aggregate approximately 26,755,853 shares of our common stock, subject to customary anti-dilution adjustments. The warrants may not be exercised prior to the maturity of the notes.
     The purchased call options are expected to reduce the potential dilution upon conversion of the notes in the event that the market value per share of our common stock at the time of exercise is greater than approximately $22.43, which corresponds to the initial conversion price of the notes. The sold warrants have an exercise price that is 60.0% higher than the price per share of $19.50 at which we offered our common stock in the concurrent equity offering.
     If the market price per share of our common stock at the time of conversion of any notes is above the strike price of the purchased call options, the purchased call options will, in most cases, entitle us to receive from the counterparties in the aggregate the same number of shares of our common stock as we would be required to issue to the holder of the converted notes. Additionally, if the market price of our common stock at the time of exercise of the sold warrants exceeds the strike price of the sold warrants, we will owe the counterparties an aggregate of approximately 26,755,853 shares of our common stock. The purchased call options and sold warrants may be settled for cash at our election.
     The purchased call options and sold warrants are separate transactions entered into by the Company with the counterparties, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. Holders of the Notes will not have any rights with respect to the purchased call options or the sold warrants. A copy of the Confirmation of OTC Convertible Note Hedge Transaction with each of Merrill Lynch International and JPMorgan Chase Bank, National Association, London Branch is attached hereto as Exhibit 4.2 and 4.3, respectively. A copy of the Confirmation of OTC Warrant Transaction with each of Merrill Lynch International and JPMorgan Chase Bank, National Association, London Branch is attached hereto as Exhibit 4.4 an 4.5, respectively. A copy of the Confirmation of Additional OTC Warrant Transaction with each of Merrill Lynch International and JPMorgan Chase Bank, National Association, London Branch is attached hereto as Exhibit 4.6 an 4.7, respectively.
     The summary of each of the Convertible Notes Purchase Agreement, the Common Stock Purchase Agreement, the Indenture and Confirmation of OTC Convertible Note Hedge Transaction, Confirmation of OTC Warrant Transaction and Confirmation of Additional OTC Warrant Transaction, with each of Merrill Lynch International and JPMorgan Chase Bank, National Association, London Branch, is

qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information included in Item 1.01 above regarding the Indenture is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement, dated as of March 1, 2007, among the Company, Merrill Lynch & Co. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.
1.2	Purchase Agreement, dated as of March 1, 2007, among the Company, Merrill Lynch & Co. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.
4.1	Indenture, dated March 7, 2007 among the Company, the Guarantors named therein and The Bank of New York, as Trustee.
4.2	Confirmation of OTC Convertible Note Hedge Transaction, dated March 2, 2007, between the Company and Merrill Lynch International.
4.3	Confirmation of OTC Convertible Note Hedge Transaction, dated March 2, 2007, between the Company and JPMorgan Chase Bank, National Association, London Branch.
4.4	Confirmation of OTC Warrant Transaction, dated March 1, 2007, between the Company and Merrill Lynch International.
4.5	Confirmation of OTC Warrant Transaction, dated March 1, 2007, between the Company and JPMorgan Chase Bank, National Association, London Branch.
4.6	Confirmation of Additional OTC Warrant Transaction, dated March 2, 2007, between the Company and Merrill Lynch International.
4.7	Confirmation of Additional OTC Warrant Transaction, dated March 2, 2007, between the Company and JPMorgan Chase Bank, National Association, London Branch.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.
Date: March 7, 2007	By:	/s/ Edward J. Borkowski
Edward J. Borkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated as of March 1, 2007, among the Company, Merrill Lynch & Co. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.
1.2	Purchase Agreement, dated as of March 1, 2007, among the Company, Merrill Lynch & Co. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.
4.1	Indenture, dated March 7, 2007.
4.2	Confirmation of OTC Convertible Note Hedge Transaction, dated March 2, 2007, between the Company and Merrill Lynch International.
4.3	Confirmation of OTC Convertible Note Hedge Transaction, dated March 2, 2007, between the Company and JPMorgan Chase Bank, National Association, London Branch.
4.4	Confirmation of OTC Warrant Transaction, dated March 1, 2007, between the Company and Merrill Lynch International.
4.5	Confirmation of OTC Warrant Transaction, dated March 1, 2007, between the Company and JPMorgan Chase Bank, National Association, London Branch.
4.6	Confirmation of Additional OTC Warrant Transaction, dated March 2, 2007, between the Company and Merrill Lynch International.
4.7	Confirmation of Additional OTC Warrant Transaction, dated March 2, 2007, between the Company and JPMorgan Chase Bank, National Association, London Branch.